SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Dreman Small Mid Cap Value VIP (Effective on May 1, 2013: DWS Small Mid Cap Value VIP)

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectuses.

Mark Roach. Managing Director of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the fund. Joined the fund in 2006.

E. Clifton Hoover, Jr., CFA. Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the fund. Joined the fund in 2006.

Mario Tufano. Associate Portfolio Manager of the fund. Joined the fund in 2010.

Please Retain This Supplement for Future Reference

March 1, 2013 PROSTKR-213